SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2005

Albertson’s, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6187	82-0184434

(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho	83726

(Address of Principal Executive Offices)	(Zip Code)

(208) 395-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.

On June 7, 2005, Albertson’s, Inc. (the “Company”) released its sales and earnings for the first quarter of fiscal 2005. The text of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTSON’S, INC.
By:	/s/ Felicia D. Thornton
	Name:	Felicia D. Thornton
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 7, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 7, 2005